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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 22, 2003



                     INTERNATIONAL SPECIALTY HOLDINGS INC.
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                     333-82822               22-3807354
 (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                  Identification Number)


                        300 DELAWARE AVENUE, SUITE 303
                          WILMINGTON, DELAWARE 19801
                   (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (302) 427-5715

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ITEM 5.  OTHER EVENTS;
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Effective January 1, 2003, we changed the composition of our reportable segments to be consistent with the current structure of our businesses. Over the last several years, we have increased our focus on our higher margin consumer-oriented businesses. Consistent with that business focus, we will now report three business segments: Specialty Chemicals, Industrial Chemicals and Mineral Products. Our Specialty Chemicals segment will consist of the personal care, pharmaceutical, food, beverage, performance chemicals and fine chemicals product lines. Presented below are revised business segment sales and operating income data for the years 2000, 2001 and 2002 and for the four quarterly periods in the years 2001 and 2002.


                     INTERNATIONAL SPECIALTY HOLDINGS INC.



                                                   Year Ended December 31,
                                                ---------------------------
                                                  2000      2001      2002
                                                -------   -------   -------
                                                         (Millions)
                                                         (Unaudited)
  Revised Annual Business Segment Information:

  Net sales:
      Specialty Chemicals.....................  $ 545.0   $ 552.8    $ 600.8
      Industrial Chemicals....................    167.0     153.7      149.4
      Mineral Products........................     71.9      80.7       95.1
                                                -------   -------    -------
  Net sales...................................  $ 783.9   $ 787.2    $ 845.3
                                                =======   =======    =======

  Operating income (1):
      Specialty Chemicals (2).................  $  92.0   $  89.8    $ 107.9
      Industrial Chemicals (2)................     (6.4)     11.2        5.9
      Mineral Products........................      9.4      10.7       20.9
                                                -------   -------    -------
      Total segment operating income..........     95.0     111.7      134.7
      Unallocated corporate office items......      1.7       1.0        0.5
      (Provision) benefit for restructuring(3)    (14.4)      0.5          -
      Write-off of deferred costs (4).........        -         -       (7.6)
                                                -------   -------    -------
  Operating income............................  $  82.3   $ 113.2    $ 127.6
                                                =======   =======    =======





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                     INTERNATIONAL SPECIALTY HOLDINGS INC.


                                               Year 2001 by Quarter
                                          ------------------------------------
                                          First    Second     Third     Fourth
                                         -------   -------   -------   -------
                                                       (Millions)
                                                       (Unaudited)
  Revised Quarterly Business
      Segment Information:

  Net sales:
      Specialty Chemicals..............  $ 144.6   $ 141.0   $ 131.1   $ 136.1
      Industrial Chemicals.............     40.2      40.7      33.7      39.1
      Mineral Products.................     18.4      21.6      23.8      16.9
                                         -------   -------   -------   -------
  Net sales............................  $ 203.2   $ 203.3   $ 188.6   $ 192.1
                                         =======   =======   =======   =======

  Operating income:
      Specialty Chemicals..............  $  26.2   $  28.2   $  19.2   $  16.2
      Industrial Chemicals (5).........     (1.3)      4.6       6.3       1.6
      Mineral Products.................      0.6       2.8       5.1       2.2
                                         -------   -------   -------   -------
      Total segment operating income... 25.5 35.6 30.6 20.0 Unallocated corporate office
          items........................      0.6       0.1       0.1       0.2
      (Provision) benefit for
          restructuring (3)............        -         -         -       0.5
                                         -------   -------   -------   -------
  Operating income.....................  $  26.1   $  35.7   $  30.7   $  20.7
                                         =======   =======   =======   =======




                                                  Year 2002 by Quarter
                                         --------------------------------------
                                          First    Second     Third     Fourth
                                         --------  -------   -------   --------
                                                       (Millions)
                                                       (Unaudited)
  Revised Quarterly Business
     Segment Information:

  Net sales:
      Specialty Chemicals..............  $ 159.6   $ 146.7   $ 149.3   $ 145.2
      Industrial Chemicals.............     35.5      42.3      34.5      37.1
      Mineral Products.................     24.0      25.7      24.6      20.8
                                         -------   -------   -------   -------
  Net sales............................  $ 219.1   $ 214.7   $ 208.4   $ 203.1
                                         =======   =======   =======   =======

  Operating income:
      Specialty Chemicals (6)..........  $  25.4   $  33.9   $  27.9   $  20.7
      Industrial Chemicals (5).........      2.7       0.4       2.1       0.7
      Mineral Products.................      5.7       7.2       5.5       2.5
                                         -------   -------   -------   -------
      Total segment operating income...     33.8      41.5      35.5      23.9
      Unallocated corporate office
          items........................        -       0.1       0.1       0.3
      Write-off of deferred costs (4)..        -         -         -      (7.6)
                                         -------   -------   -------   -------
  Operating income.....................  $  33.8   $  41.6   $  35.6   $  16.6
                                         =======   =======   =======   =======



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                     INTERNATIONAL SPECIALTY HOLDINGS INC.


  ----------------------------

  (1) Operating income in 2000 and 2001 included goodwill amortization expense for each business segment, as follows:

                                                    2000       2001
                                                   -----      -----
                                                       (Millions)
                          Specialty Chemicals      $10.1      $10.6
                          Industrial Chemicals       2.8        2.8
                          Mineral Products           3.1        3.1
                                                   -----      -----
                          Total                    $16.0      $16.5
                                                   =====      =====


  (2) Operating income for the Specialty Chemicals business segment for 2002 includes $12.2 million of other operating gains. Operating income for the Industrial Chemicals business segment for 2001 and 2002 includes $1.6 and $0.7 million, respectively, of other operating gains. See Note 6 to consolidated financial statements in the Company's 2002 Annual Report on Form 10-K ("2002 Form 10-K") for further information.

  (3) Of the $14.4 million provision for restructuring in 2000 (see Note 7 to consolidated financial statements in the 2002 Form 10-K), $11.9 million relates to the Specialty Chemicals business segment and $2.5 million relates to the Industrial Chemicals business segment. Of the $0.5 million reversal of restructuring reserves in 2001, $0.4 million relates to the Specialty Chemicals business segment and $0.1 million relates to the Industrial Chemicals business segment.

  (4) The write-off of deferred costs of $7.6 million in 2002 (see Note 6 to consolidated financial statements in the 2002 Form 10-K) relates to the Company's Linden, New Jersey property, a nonoperating property held for use and therefore not part of the Company's current operating business segments.

  (5) Operating income for the Industrial Chemicals business segment for the fourth quarter of 2001 and 2002 includes $1.6 and $0.7 million, respectively, of other operating gains. See Note 6 to consolidated financial statements in the 2002 Form 10-K.

  (6) Operating income for the Specialty Chemicals business segment for the first and second quarters of 2002 includes $2.8 and $9.4 million, respectively, of other operating gains. See Note 6 to consolidated financial statements in the 2002 Form 10-K.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERNATIONAL SPECIALTY HOLDINGS INC.




Dated:  May 22, 2003              By:    /s/  Neal E. Murphy
                                         ---------------------------
                                  Name:  Neal E. Murphy
                                  Title: Senior Vice President and
                                         Chief Financial Officer




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